UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2015

CABELA’S INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-32227	20-0486586
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Cabela Drive, Sidney, Nebraska              69160
             (Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code: (308) 254-5505

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement.

On August 4, 2015, Cabela’s Incorporated (the “Company”) entered into a Note Purchase Agreement with the various purchasers party thereto (the “Note Purchase Agreement), pursuant to which the Company will issue and sell an aggregate of $550 million principal amount of senior unsecured notes in a private placement to certain accredited investors. On August 4, 2015, the Company issued and sold under the Note Purchase Agreement $100 million aggregate principal amount of 3.23% senior unsecured notes, due on August 4, 2020 (the “Tranche A Notes”), $122 million aggregate principal amount of 3.70% senior unsecured notes, due on August 4, 2022 (the “Tranche B Notes”), and $28 million aggregate principal amount of 4.01% senior unsecured notes, due on August 4, 2025 (the “Tranche D Notes”). The Company also agreed under the Note Purchase Agreement to issue and sell an additional $128 million aggregate principal amount of 3.82% senior unsecured notes, due on December 3, 2022 (the “Tranche C Notes”), and $172 million aggregate principal amount of 4.11% senior unsecured notes, due on December 3, 2025 (the “Tranche E Notes” and collectively with the Tranche A Notes, Tranche B Notes, Tranche C Notes, and Tranche D Notes, the “Notes”). Interest on the Notes is payable semi-annually. The Note Purchase Agreement contains customary default provisions, as well as certain restrictive covenants, including limitations on indebtedness and financial covenants relating to debt ratios, net worth, and fixed charges. The Company intends to use the proceeds from the offering for general corporate purposes and to repay existing unsecured notes having an aggregate principal balance of $215 million due February 27, 2016. In connection with the Note Purchase Agreement and the Notes, on August 4, 2015, certain of the Company’s subsidiaries entered into a Subsidiary Guaranty (the “Subsidiary Guaranty”), pursuant to which such subsidiaries agreed to guarantee the Company’s obligations under the Notes and the Note Purchase Agreement. The foregoing description of the Notes, the Note Purchase Agreement, and the Subsidiary Guaranty does not purport to be complete and is qualified in its entirety by reference to the Note Purchase Agreement, the various forms of the Notes, and the Subsidiary Guaranty, copies of which are filed as Exhibits 10.1-7 hereto and incorporated herein by reference. The Company’s press release announcing the closing of the note offering is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In connection with the Note Purchase Agreement, on August 4, 2015, the Company also entered into a Second Amendment to Amended and Restated Credit Agreement, among the Company and various lenders party thereto (the “Credit Agreement Amendment”), which amends that certain Credit Agreement dated November 2, 2011, as amended by that certain Omnibus Amendment to Loan Documents dated June 18, 2014, among the Company and the various lenders party thereto (the “Credit Agreement”). The Credit Agreement Amendment was entered into primarily to permit the issuance and sale of the Notes, to place a floor of zero under LIBOR, and to revise certain definitions in the Credit Agreement, including revising the board turnover threshold in the definition of Change in Control. The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement Amendment, a copy of which is filed as Exhibit 10.8 hereto and incorporated herein by reference.

Also in connection with the Note Purchase Agreement, on August 4, 2015, the Company entered into an Amendment No. 2 to Note Purchase Agreements, among the Company, certain subsidiaries of the Company party thereto, and the various purchasers party thereto (the “Note Purchase Agreements Amendment”), which amends certain separate Note Purchase Agreements, each dated February 27, 2006 (as amended from time to time by joinder agreements and Amendment No. 1 to Note Purchase Agreements dated June 15, 2007, and as supplemented by the First Supplement to Note Purchase Agreement dated June 15, 2007, and the Second Supplement to Note Purchase Agreement dated January 16, 2008), among the Company, certain subsidiaries of the Company, and each of the various purchasers party thereto. The Note Purchase Agreements Amendment was entered into primarily to permit the issuance and sale of the Notes. The foregoing description of the Note Purchase Agreements Amendment does not purport to be complete and is qualified in its entirety by reference to the Note Purchase Agreements Amendment, a copy of which is filed as Exhibit 10.9 hereto and incorporated herein by reference.

Certain of the parties to the Note Purchase Agreement, the Credit Agreement Amendment, and the Note Purchase Agreements Amendment, or their respective affiliates, have provided, currently provide, and/or may in the future provide investment banking, commercial banking, and/or other services to the Company and its subsidiaries. Customary fees have been, or may in the future be, paid for these services.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Note Purchase Agreement, dated August 4, 2015, among the Company and various purchasers party thereto

10.2	Form of Tranche A Note, 3.23%, due August 4, 2020

10.3	Form of Tranche B Note, 3.70%, due August 4, 2022

10.4	Form of Tranche C Note, 3.82%, due December 3, 2022

10.5	Form of Tranche D Note, 4.01%, due August 4, 2025

10.6	Form of Tranche E Note, 4.11%, due December 3, 2025

10.7	Subsidiary Guaranty, dated August 4, 2015, provided by certain subsidiaries of the Company party thereto to the holders of the Notes

10.8	Second Amendment to Amended and Restated Credit Agreement, dated August 4, 2015, among the Company and various lenders party thereto

10.9	Amendment No. 2 to Note Purchase Agreements, dated August 4, 2015, among the Company, certain subsidiaries of the Company party thereto, and certain purchasers party thereto

99.1	Press Release, dated August 6, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABELA’S INCORPORATED

Dated:	August 7, 2015	By:	/s/ Ralph W. Castner
Ralph W. Castner Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Note Purchase Agreement, dated August 4, 2015, among the Company and various purchasers party thereto

10.2	Form of Tranche A Note, 3.23%, due August 4, 2020

10.3	Form of Tranche B Note, 3.70%, due August 4, 2022

10.4	Form of Tranche C Note, 3.82%, due December 3, 2022

10.5	Form of Tranche D Note, 4.01%, due August 4, 2025

10.6	Form of Tranche E Note, 4.11%, due December 3, 2025

10.7	Subsidiary Guaranty, dated August 4, 2015, provided by certain subsidiaries of the Company party thereto to the holders of the Notes

10.8	Second Amendment to Amended and Restated Credit Agreement, dated August 4, 2015, among the Company and various lenders party thereto

10.9	Amendment No. 2 to Note Purchase Agreements, dated August 4, 2015, among the Company, certain subsidiaries of the Company party thereto, and certain purchasers party thereto

99.1	Press Release, dated August 6, 2015